GOLDMAN SACHS TRUST

Institutional and Class R6 Shares of the

Goldman Sachs Tactical Exposure Fund

(the “Fund”)

Supplement dated October 13, 2017 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

each dated September 6, 2017

At a meeting held on October 11-12, 2017, the Board of Trustees (the “Board”) of Goldman Sachs Trust authorized the Fund to participate in a securities lending program under which The Goldman Sachs Trust Company d/b/a Goldman Sachs Agency Lending, an affiliate of Goldman Sachs Asset Management, L.P., the Fund’s investment adviser, serves as securities lending agent.

In addition, the Board also approved a change in the Fund’s classification from “non-diversified” to “diversified” within the meaning of the Investment Company Act of 1940.

Accordingly, effective immediately, all references to the Fund’s non-diversified classification in the Prospectus and Summary Prospectus are deleted in their entirety.

In addition, effective immediately, the Fund’s Prospectus, Summary Prospectus and SAI are revised as follows:

Under the “Goldman Sachs Tactical Exposure Fund—Summary—Principal Strategy” and “Investment Management Approach—Principal Investment Strategy—Tactical Exposure Fund” sections of the Prospectus and the “Principal Strategy” section of the Summary Prospectus, the last sentence is deleted in its entirety.

Under the “Goldman Sachs Tactical Exposure Fund—Summary—Principal Risks of the Fund” and “Risks of the Fund” sections of the Prospectus and the “Principal Risks of the Fund” section of the Summary Prospectus, the “Non-Diversification Risk” is deleted in its entirety.

The “Non-Diversification” row in the “Risks of the Fund” chart in the Prospectus is deleted in its entirety.

Under the “Service Providers—Activities of Goldman Sachs and its Affiliates and Other Accounts Managed by Goldman Sachs” section of the Prospectus, the following replaces the first sentence of the last paragraph:

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund may retain an affiliate of the Investment Adviser to serve as the securities lending agent for the Fund to the extent that the Fund engages in the securities lending program.

Under the “Investment Objective and Policies” section of the SAI, the following replaces the second sentence of the first paragraph:

The Fund is a diversified, open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “Act”).

Under the “Description of Investment Securities and Practices” section of the SAI, the “Non-Diversified Status” paragraph is hereby deleted in its entirety.

The following sentence is inserted as a new paragraph immediately below paragraph (7) under the “Investment Restrictions” section of the SAI:

(8) Make any investment inconsistent with the Fund’s classification as a diversified company under the Act.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

TACTEXPLNDSTK 10-17